UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8621

Name of Fund: MuniHoldings New Jersey Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
        New Jersey Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/04

Date of reporting period: 08/01/03 - 07/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniHoldings New Jersey
                                        Insured Fund, Inc.

Annual Report
July 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New Jersey Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of July 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 3.86%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004

A Letter From the President

Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. In a much-anticipated move, the Fed raised the Federal Funds rate 25 basis points (.25%) on June 30, representing the first interest rate increase in four years. Shortly after period-end, the Fed announced an additional 25 basis point rate hike, bringing the target short-term interest rate to 1.50% -- still low by historical standards. The Fed has been very deliberate in telegraphing its intention to take a "measured" approach to the interest rate increases so as to avoid upsetting the economy or the financial markets. Still, the Fed has stated that it may move more aggressively if inflation and economic growth accelerate more than anticipated. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

While inflation has moved up on a cyclical basis, this is an indication that the Fed has been successful in avoiding deflation -- just as it set out to do a year ago. The challenge now is to normalize interest rates in order to keep inflation within acceptable limits. The futures curve currently projects further increases in short-term interest rates before year-end.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising rates means the value of older issues declines because they bear the former lower rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. But because municipal bonds offer the advantage of tax-exempt income, they continue to be an attractive alternative for many fixed income investors. For the six-month and 12-month periods ended July 31, 2004, municipal bonds posted returns of +.06% and +5.79%, respectively, as measured by the Lehman Brothers Municipal Bond Index.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004          3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund provided an attractive total return and competitive yields for the year, outperforming its peer group as well as the broader municipal bond market.

Discuss the recent market environment relative to municipal bonds.

Over the past 12 months, long-term U.S. Treasury bond yields were little changed, despite considerable month-to-month volatility. For example, long-term U.S. Treasury bond yields fell to 4.65% by mid-March 2004 before rising to over 5.50% by early June. Much of the volatility was prompted by investor anticipation of Federal Reserve Board (the Fed) action. The Fed seemed poised to maintain rates at their historic lows early in the period so as to avoid derailing the economic recovery, but later appeared more apt to increase interest rates as job growth finally picked up.

On June 30, the Fed raised its short-term interest rate target for the first time in four years -- from 1% to 1.25%. In doing so, the Fed indicated a tendency toward a measured, moderate monetary tightening cycle, which helped support higher bond prices (and lower yields). By the end of July 2004, long-term U.S. Treasury bond yields stood at 5.20%, a decline of 10 basis points (.10%) over the past year. The 10-year U.S. Treasury note yield ended the period at 4.48%, an increase of less than 10 basis points during the past 12 months.

Tax-exempt issues experienced less volatility than their taxable counterparts. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 10 basis points over the last year to 5.31%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined more than 15 basis points to 4.90% at July 31, while yields on 10-year AAA-rated issues fell more than 25 basis points to 3.79%.

Declining supply trends allowed tax-exempt bond prices to register modest gains. During the past 12 months, more than $360 billion in new long-term tax-exempt bonds was underwritten, a decline of approximately 8% versus last year. Approximately $100 billion in long-term tax-exempt bonds was issued in the last three months of the period, a decline of more than 15% compared to the same period a year ago.

Describe conditions in the State of New Jersey.

New Jersey's economy continues to improve, mirroring the broad-based recovery evident throughout much of the country. Labor market trends indicate rising job creation across various industries as the jobless rate remains near a three-year low.

While tax revenues have exceeded initial projections, the fiscal year 2005 budget remains structurally out of balance, reflecting an increased reliance on one-time revenue enhancements. In an effort to plug the gap in the $28 billion budget, the state government proposed the issuance late this summer of up to $2.7 billion in state contract bonds secured by increased cigarette taxes and motor vehicle surcharges. Despite a Republican-led challenge to the proposal's constitutionality on the grounds that it violates the state's debt limitation clause and its balanced budget act, the New Jersey Supreme Court upheld the plan, allowing the stopgap financing to proceed. In response, all three credit-ratings agencies downgraded their view on the state's general obligation debt. Currently, New Jersey is assigned credit ratings of AA- by Fitch Ratings Service and Standard & Poor's and Aa3 by Moody's Investor Service.

Long-term municipal issuance in New Jersey over the past year totaled approximately $10.03 billion, representing a 46% decline from the prior year's volume and a sharp contrast to the 8% drop for the nation. The decline is primarily attributed to the absence of tobacco settlement bonds, as issuance of these bonds in prior years served to inflate volume totals. Finally, shortly after the close of the period, the state's top government post was in question following a stunning resignation announcement by Governor James McGreevey. The governor's resignation becomes effective November 15, 2004.

How did the Fund perform during the fiscal year?

For the 12-month period ended July 31, 2004, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. had net annualized yields of 6.21% and 6.58%, based on a year-end per share net asset value of $15.03 and a per share market price of $14.17, respectively, and $.933 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +10.90%, based on a change in per share net asset value from $14.46 to $15.03, and assuming reinvestment of $.930 per share ordinary income dividends.

The Fund's total return, based on net asset value, exceeded the +9.73% average return of the Lipper New Jersey Municipal Debt Funds category for the same 12-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the state of New Jersey.)


4       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004

The Fund achieved favorable results despite maintaining a slightly defensive market posture for much of the year. There are two explanations for this. First, part of the defensive strategy entailed an above-benchmark weighting in intermediate-maturity bonds, reflecting our efforts to shorten the portfolio's duration. The intermediate maturity range performed quite well for the first eight months of the fiscal year in comparison to longer-dated bonds, thereby providing an important boost to Fund performance. Second, we maintained the portfolio's hedge positions throughout the year. Although the hedges hindered performance early in the year as interest rates unexpectedly declined, our adherence to the strategy paid off this spring as interest rates rose, allowing the Fund to recapture the bulk of the hedge-related losses and post more favorable performance results.

For the six-month period ended July 31, 2004, the total investment return on the Fund's Common Stock was -.22%, based on a change in per share net asset value from $15.57 to $15.03, and assuming reinvestment of $.474 per share income dividends.

For the six-month period ended July 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, .80%; Series B, ..81%; Series C, .95%; Series D, .81%; and Series E, .77%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the year?

Given the rise in market rates this past spring, we removed the majority of our hedge positions and modestly restructured the portfolio. At the time, market rates appeared to be discounting stronger economic growth and a more aggressive Fed policy than seemed likely given the economic and geopolitical backdrop. We viewed this as an opportunity to abandon the Fund's defensive posture in anticipation of lower long-term interest rates.

In addition, the outperformance of the Fund's intermediate-maturity bonds prompted us to reallocate some of those assets into longer-dated bonds. As the municipal yield curve grew steeper, the longer-dated bonds began to represent better value, in our view, while also providing a higher income stream. These changes have given the Fund a higher degree of interest rate sensitivity, reflecting our more constructive investment outlook.

We essentially remained fully invested throughout the period, and sector concentrations continued to reflect an above-average exposure to general obligation bonds and other tax-backed issues.

The Fund's borrowing costs remained around 1% throughout most of the period. These attractive funding levels, in combination with a steep yield curve, continued to generate a generous income benefit to the Fund's Common Stock shareholders. At this time, the Fed has articulated its intention to bring short-term interest rates to a neutral level, starting with modest interest rate hikes at its June and August meetings. Nevertheless, future interest rate increases are expected to be gradual and should not have a material impact on the positive advantage leverage has upon the Fund's Common Stock yield. Of course, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 39.10% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We continue to emphasize greater diversification in the portfolio and a market posture somewhat more aggressive than that of the Fund's Lipper peers. This reflects a more constructive outlook for the municipal market in the near run, although we remain cautious about the market's longer-term prospects and anticipate the resumption of a more defensive strategy.

Despite the Fed's recent increase in the target short-term interest rate and the associated increase (albeit modest) in borrowing costs, the Fund continues to earn more income than is distributed through its monthly dividend. By continually adding to this balance of undistributed net investment income, the Fund is better positioned to maintain a stable dividend should its borrowing costs continue to rise in conjunction with a monetary tightening policy.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

August 12, 2004


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004          5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                              S&P         Moody's       Face
                              Ratings+    Ratings+      Amount    Municipal Bonds                                           Value
===================================================================================================================================
New Jersey--158.3%
-----------------------------------------------------------------------------------------------------------------------------------
                              AAA         Aaa           $ 1,875   Atlantic Highlands, New Jersey, Highland Regional
                                                                  Sewer Authority, Sewer Revenue Refunding Bonds,
                                                                  5.50% due 1/01/2020 (b)                                $    2,029
                              -----------------------------------------------------------------------------------------------------
                                                                  Camden County, New Jersey, Improvement Authority,
                                                                  Lease Revenue Bonds (c):
                              AAA         Aaa             1,540         5.50% due 9/01/2010 (e)                               1,730
                              AAA         Aaa             2,635         5.375% due 9/01/2019                                  2,846
                              -----------------------------------------------------------------------------------------------------
                              NR*         Aaa               430   Carteret, New Jersey, Board of Education, COP, 6%
                                                                  due 1/15/2024 (d)(i)                                          484
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             6,210   Casino Reinvestment Development Authority, New
                                                                  Jersey, Parking Fee Revenue Bonds, Series A, 5.25%
                                                                  due 10/01/2017 (c)                                          6,622
                              -----------------------------------------------------------------------------------------------------
                                                                  Delaware River and Bay Authority Revenue Bonds:
                              AAA         Aaa             2,500         5% due 1/01/2033 (d)                                  2,515
                              AAA         Aaa             2,005         Series A, 5.625% due 1/01/2018 (a)                    2,213
                              -----------------------------------------------------------------------------------------------------
                              A-          A2              4,630   Delaware River Joint Toll Bridge Commission, New
                                                                  Jersey, Bridge Revenue Refunding Bonds, 5%
                                                                  due 7/01/2028                                               4,606
                              -----------------------------------------------------------------------------------------------------
                                                                  Delaware River Port Authority of Pennsylvania and New
                                                                  Jersey Revenue Bonds (c):
                              AAA         Aaa             5,000         5.50% due 1/01/2012                                   5,508
                              AAA         Aaa             6,000         5.625% due 1/01/2013                                  6,646
                              AAA         Aaa               500         5.75% due 1/01/2015                                     553
                              AAA         Aaa             4,865         6% due 1/01/2018                                      5,445
                              AAA         Aaa             5,525         6% due 1/01/2019                                      6,184
                              AAA         Aaa             2,425         (Port District Project), Series B, 5.625%
                                                                        due 1/01/2026                                         2,555
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             7,895   East Orange, New Jersey, Board of Education, COP,
                                                                  5.50% due 8/01/2012 (c)                                     8,896
                              -----------------------------------------------------------------------------------------------------
                              NR*         Aaa             1,000   East Orange, New Jersey, Water Utility, GO,
                                                                  Refunding, 5.70% due 6/15/2022 (a)                          1,091
                              -----------------------------------------------------------------------------------------------------
                              NR*         Aaa             4,000   Essex County, New Jersey, Improvement Authority,
                                                                  Lease Revenue Bonds (Correctional Facility Project),
                                                                  6% due 10/01/2025 (b)                                       4,457
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             3,300   Essex County, New Jersey, Improvement Authority,
                                                                  Lease Revenue Refunding Bonds (County Jail and Youth
                                                                  House Project), 5.35% due 12/01/2024 (a)                    3,451
                              -----------------------------------------------------------------------------------------------------
                              NR*         Aaa             4,400   Essex County, New Jersey, Improvement Authority
                                                                  Revenue Bonds, Series A, 5% due 10/01/2028 (b)              4,423
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             2,705   Essex County, New Jersey, Improvement Authority,
                                                                  Utility System Revenue Bonds (East Orange Franchise),
                                                                  6% due 7/01/2018 (d)                                        3,006
                              -----------------------------------------------------------------------------------------------------
                                                                  Garden State Preservation Trust, New Jersey, Capital
                                                                  Appreciation Revenue Bonds (c):
                              AAA         Aaa             9,000         Series B, 5.12%** due 11/01/2023                      3,432
                              AAA         Aaa            10,000         Series B, 5.20%** due 11/01/2025                      3,338
                              -----------------------------------------------------------------------------------------------------
                                                                  Garden State Preservation Trust, New Jersey, Open
                                                                  Space and Farmland Preservation Revenue Bonds,
                                                                  Series A (c):
                              AAA         Aa3             1,960         5.80% due 11/01/2021                                  2,095
                              AAA         Aa3             2,730         5.80% due 11/01/2023                                  2,892
                              AAA         Aa3             9,160         5.75% due 11/01/2028                                  9,967
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             1,500   Hoboken, New Jersey, Parking Authority, Parking
                                                                  Revenue Bonds, Series A, 5.30% due 5/01/2011 (a)(e)         1,690
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa               765   Jersey City, New Jersey, GO, Refunding, Quality
                                                                  School, Series A, 5.375% due 9/01/2017 (c)                    834
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             2,230   Jersey City, New Jersey, GO, Series B, 5.25%
                                                                  due 9/01/2023 (c)                                           2,345
                              -----------------------------------------------------------------------------------------------------
                              NR*         Aaa             5,250   Lafayette Yard, New Jersey, Community Development
                                                                  Revenue Bonds (Hotel/Conference Center
                                                                  Project--Trenton), 6% due 4/01/2010 (d)(e)                  6,050

Portfolio Abbreviations

To simplify the listings of MuniHoldings New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
RIB        Residual Interest Bonds


6       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                              S&P         Moody's       Face
                              Ratings+    Ratings+      Amount    Municipal Bonds                                           Value
===================================================================================================================================
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                              AAA         Aaa           $ 1,000   Marlboro Township, New Jersey, Board of Education,
                                                                  GO, 5.25% due 7/15/2017 (c)                            $    1,075
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             1,550   Middlesex County, New Jersey, COP, 5.25%
                                                                  due 6/15/2023 (d)                                           1,616
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             1,375   Middlesex County, New Jersey, COP, Refunding, 5.50%
                                                                  due 8/01/2016 (d)                                           1,505
                              -----------------------------------------------------------------------------------------------------
                                                                  Middlesex County, New Jersey, Improvement Authority,
                                                                  Lease Revenue Bonds (Educational Services Commission
                                                                  Projects):
                              AAA         Aa1             3,970         5.70% due 7/15/2020                                   4,397
                              AAA         Aa1             5,270         6% due 7/15/2025                                      5,869
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa               500   Middlesex County, New Jersey, Improvement Authority
                                                                  Revenue Bonds (Senior Citizens Housing Project), AMT,
                                                                  5.50% due 9/01/2030 (a)                                       517
                              -----------------------------------------------------------------------------------------------------
                                                                  Monmouth County, New Jersey, Improvement Authority,
                                                                  Revenue Refunding Bonds (a):
                              AAA         Aaa             1,540         5.35% due 12/01/2017                                  1,678
                              AAA         Aaa             1,470         5.375% due 12/01/2018                                 1,600
                              -----------------------------------------------------------------------------------------------------
                              NR*         Aaa             1,000   Monroe Township, New Jersey, Municipal Utilities
                                                                  Authority, Middlesex County Revenue Refunding Bonds,
                                                                  5.25% due 2/01/2016 (b)                                     1,076
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             2,304   Mount Laurel Township, New Jersey, Board of
                                                                  Education, GO, 5.60% due 8/01/2006 (b)(e)                   2,513
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             2,000   Newark, New Jersey, Housing Authority, Port
                                                                  Authority--Port Newark Marine Terminal Additional
                                                                  Rent-Backed Revenue Bonds (City of Newark
                                                                  Redevelopment Projects), 5% due 1/01/2037 (d)               1,989
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             5,000   New Jersey EDA, Lease Revenue Bonds (University of
                                                                  Medicine and Dentistry--International Center for
                                                                  Public Health Project), 6% due 6/01/2032 (a)                5,514
                              -----------------------------------------------------------------------------------------------------
                                                                  New Jersey EDA, Natural Gas Facilities Revenue
                                                                  Refunding Bonds, AMT (d):
                              AAA         Aaa            18,920         (NUI Corporation Projects), AMT, Series A,
                                                                        5.70% due 6/01/2032                                  19,673
                              NR*         Aaa             3,155         RIB, AMT, Series 161, 10.01% due 6/01/2032 (f)        3,406
                              -----------------------------------------------------------------------------------------------------
                                                                  New Jersey EDA, Parking Facility Revenue Bonds
                                                                  (Elizabeth Development Company Project) (b):
                              AAA         Aaa             1,430         5.60% due 10/15/2019                                  1,572
                              AAA         Aaa             1,000         5.60% due 10/15/2026                                  1,064
                              -----------------------------------------------------------------------------------------------------
                              AAA         NR*             4,580   New Jersey EDA Revenue Bonds, DRIVERS, Series 219,
                                                                  10.651% due 5/01/2016 (c)(f)                                5,803
                              -----------------------------------------------------------------------------------------------------
                                                                  New Jersey EDA, School Facilities Construction
                                                                  Revenue Bonds, Series A (a):
                              AAA         Aaa             7,000         5.25% due 6/15/2017                                   7,530
                              AAA         Aaa             7,200         5.25% due 6/15/2018                                   7,714
                              -----------------------------------------------------------------------------------------------------
                              BBB         NR              2,500   New Jersey EDA, Solid Waste Disposal Facilities
                                                                  Revenue Bonds (Waste Management Inc.), AMT, Series A,
                                                                  5.30% due 6/01/2015                                         2,548
                              -----------------------------------------------------------------------------------------------------
                                                                  New Jersey EDA, State Lease Revenue Bonds (State
                                                                  Office Buildings Projects) (a):
                              AAA         Aaa             3,000         6% due 6/15/2015                                      3,385
                              AAA         Aaa             4,620         6.25% due 6/15/2020                                   5,247
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             8,135   New Jersey EDA, Water Facilities Revenue Refunding
                                                                  Bonds (American Water), AMT, Series B, 5.125%
                                                                  due 4/01/2022 (a)                                           8,335
                              -----------------------------------------------------------------------------------------------------
                                                                  New Jersey Health Care Facilities Financing Authority
                                                                  Revenue Bonds:
                              AAA         Aaa             2,820         (Society of the Valley Hospital), 5.375%
                                                                        due 7/01/2025 (a)                                     2,926
                              NR*         Baa2            3,135         (Somerset Medical Center), 5.50% due 7/01/2033        2,987
                              -----------------------------------------------------------------------------------------------------
                                                                  New Jersey Health Care Facilities Financing
                                                                  Authority, Revenue Refunding Bonds:
                              AAA         Aaa             4,000         (AHS Hospital Corporation), Series A, 6%
                                                                        due 7/01/2013 (a)                                     4,608
                              A           A2              1,455         (Atlantic City Medical Center), 6.25%
                                                                        due 7/01/2017                                         1,615
                              A           A2              3,500         (Atlantic City Medical Center), 5.75%
                                                                        due 7/01/2025                                         3,651
                              BBB+        NR*             1,775         (Holy Name Hospital), 6% due 7/01/2025                1,802
                              AAA         Aaa             1,000         (Meridian Health System Obligation Group),
                                                                        5.375% due 7/01/2024 (c)                              1,035
                              NR*         Baa1            5,440         (South Jersey Hospital), 6% due 7/01/2026             5,616
                              -----------------------------------------------------------------------------------------------------
                                                                  New Jersey Sports and Exposition Authority, Luxury
                                                                  Tax Revenue Refunding Bonds (Convention Center) (d):
                              AAA         Aaa             2,000         5.50% due 3/01/2021                                   2,239
                              AAA         Aaa             1,000         5.50% due 3/01/2022                                   1,115
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             2,400   New Jersey Sports and Exposition Authority, State
                                                                  Contract Revenue Bonds, Series A, 6% due 3/01/2013 (d)      2,711


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004          7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                              S&P         Moody's       Face
                              Ratings+    Ratings+      Amount    Municipal Bonds                                          Value
===================================================================================================================================
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                              AAA         Aaa           $ 7,500   New Jersey State Educational Facilities Authority,
                                                                  Higher Education, Capital Improvement Revenue Bonds,
                                                                  Series A, 5.125% due 9/01/2022 (a)                     $    7,799
                              -----------------------------------------------------------------------------------------------------
                                                                  New Jersey State Educational Facilities Authority
                                                                  Revenue Bonds:
                              AAA         Aaa             8,905         (Capital Improvement Fund), Series A, 5.75%
                                                                        due 9/01/2017 (c)                                     9,938
                              AAA         Aaa             9,420         (Capital Improvement Fund), Series A, 5.75%
                                                                        due 9/01/2018 (c)                                    10,512
                              AAA         Aaa             3,615         (Rowan University), Series C, 5.125%
                                                                        due 7/01/2028 (d)                                     3,688
                              AAA         Aaa             3,260         (Rowan University), Series C, 5%
                                                                        due 7/01/2034 (d)                                     3,275
                              -----------------------------------------------------------------------------------------------------
                                                                  New Jersey State Educational Facilities Authority,
                                                                  Revenue Refunding Bonds:
                              AAA         Aaa             7,000         (Montclair State University), Series L, 5%
                                                                        due 7/01/2034 (d)                                     7,031
                              AAA         Aaa             2,375         (Rowan University), Series C, 5.25%
                                                                        due 7/01/2017 (b)                                     2,551
                              AAA         Aaa             2,820         (Rowan University), Series C, 5.25%
                                                                        due 7/01/2018 (b)                                     3,019
                              AAA         Aaa             2,635         (Rowan University), Series C, 5.25%
                                                                        due 7/01/2019 (b)                                     2,811
                              AAA         Aaa             4,000         (University of Medicine and Dentistry), Series
                                                                        B, 5.25% due 12/01/2017 (a)                           4,181
                              -----------------------------------------------------------------------------------------------------
                                                                  New Jersey State Highway Authority, Garden State
                                                                  Parkway, General Revenue Refunding Bonds (e):
                              AAA         Aaa             3,200         5.75% due 1/01/2010 (b)                               3,633
                              AAA         Aaa             3,085         Senior Parkway, 5.25% due 1/01/2012                   3,422
                              -----------------------------------------------------------------------------------------------------
                                                                  New Jersey State Housing and Mortgage Finance Agency,
                                                                  Home Buyer Revenue Bonds (d):
                              AAA         Aaa               820         AMT, Series M, 6.95% due 10/01/2022                     838
                              AAA         Aaa             1,000         AMT, Series U, 5.60% due 10/01/2012                   1,048
                              AAA         Aaa             2,820         AMT, Series U, 5.65% due 10/01/2013                   2,954
                              AAA         Aaa             3,000         AMT, Series U, 5.75% due 4/01/2018                    3,129
                              AAA         Aaa             1,995         AMT, Series U, 5.85% due 4/01/2029                    2,056
                              AAA         Aaa             1,775         Series L, 6.65% due 10/01/2014                        1,816
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             2,440   New Jersey State Housing and Mortgage Finance Agency,
                                                                  Home Buyer Revenue Refunding Bonds, AMT, Series S,
                                                                  5.95% due 10/01/2017 (d)                                    2,544
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             5,000   New Jersey State Transit Corporation, COP (Federal
                                                                  Transit Administration Grants), Series A, 6.125%
                                                                  due 9/15/2009 (a)(e)                                        5,695
                              -----------------------------------------------------------------------------------------------------
                                                                  New Jersey State Transportation Trust Fund Authority,
                                                                  Transportation System Revenue Bonds:
                              AAA         A1              7,500         Series A, 6% due 6/15/2010 (e)                        8,609
                              AAA         Aaa             2,000         Series A, 5% due 6/15/2015 (c)                        2,108
                              AAA         NR*            10,000         Series B, 5.25% due 6/15/2015 (d)                    10,736
                              A+          A1             12,600         Series C, 5.50% due 6/15/2019                        13,725
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa            15,075   New Jersey State Transportation Trust Fund Authority,
                                                                  Transportation System Revenue Refunding Bonds, Series
                                                                  B, 6% due 12/15/2011 (d)(e)                                17,529
                              -----------------------------------------------------------------------------------------------------
                                                                  New Jersey State Turnpike Authority, Turnpike Revenue
                                                                  Refunding Bonds (d):
                              AAA         Aaa            20,000         Series A, 5.75% due 1/01/2019                        22,089
                              AAA         Aaa             1,165         Series C, 6.50% due 1/01/2016                         1,392
                              AAA         Aaa             4,355         Series C, 6.50% due 1/01/2016 (g)                     5,210
                              -----------------------------------------------------------------------------------------------------
                                                                  North Bergen Township, New Jersey, Board of
                                                                  Education, COP (c):
                              NR*         Aaa             1,250         5% due 12/15/2018                                     1,310
                              NR*         Aaa             1,000         6% due 12/15/2019                                     1,148
                              NR*         Aaa             1,580         6.25% due 12/15/2020                                  1,825
                              NR*         Aaa             1,680         6.25% due 12/15/2021                                  1,941
                              -----------------------------------------------------------------------------------------------------
                              NR*         Aaa             3,035   Orange Township, New Jersey, Municipal Utility and
                                                                  Lease, GO, Refunding, Series C, 5.10%
                                                                  due 12/01/2017 (d)                                          3,221


8       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                              S&P         Moody's       Face
                              Ratings+    Ratings+      Amount    Municipal Bonds                                           Value
===================================================================================================================================
New Jersey (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Passaic County, New Jersey, GO, Refunding (c):
                              NR*         Aaa           $ 2,360         5.25% due 6/01/2015                              $    2,556
                              NR*         Aaa             2,350         5.25% due 6/01/2016                                   2,538
                              -----------------------------------------------------------------------------------------------------
                                                                  Paterson, New Jersey, Public School District,
                                                                  COP (d):
                              NR*         Aaa             1,980         6.125% due 11/01/2015                                 2,255
                              NR*         Aaa             2,000         6.25% due 11/01/2019                                  2,290
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             4,750   Port Authority of New York and New Jersey,
                                                                  Consolidated Revenue Refunding Bonds, AMT, 119th
                                                                  Series, 5.50% due 9/15/2019 (b)                             5,034
                              -----------------------------------------------------------------------------------------------------
                                                                  Port Authority of New York and New Jersey, Special
                                                                  Obligation Revenue Bonds, AMT (d):
                              AAA         NR*             2,375         DRIVERS, Series 192, 10.117% due 12/01/2025 (f)       2,665
                              NR*         Aaa             2,165         (JFK International Air Terminal LLC), RIB,
                                                                        Series 157, 10.11% due12/01/2022 (f)                  2,530
                              AAA         Aaa            13,500         (JFK International Air Terminal LLC), Series 6,
                                                                        6.25% due 12/01/2011                                 15,148
                              AAA         Aaa             1,500         (JFK International Air Terminal LLC), Series 6,
                                                                        6.25% due 12/01/2015                                  1,695
                              -----------------------------------------------------------------------------------------------------
                                                                  South Jersey Port Corporation of New Jersey, Revenue
                                                                  Refunding Bonds:
                              A-          NR*             3,750         4.50% due 1/01/2015                                   3,776
                              A-          NR*             1,920         4.50% due 1/01/2016                                   1,917
                              A-          NR*             1,500         5% due 1/01/2026                                      1,482
                              A-          NR*             2,000         5.10% due 1/01/2033                                   1,976
                              -----------------------------------------------------------------------------------------------------
                                                                  Tobacco Settlement Financing Corporation of New
                                                                  Jersey Revenue Bonds:
                              BBB         Baa3            7,640         6.75% due 6/01/2039                                   6,882
                              BBB         Baa3            5,000         7% due 6/01/2041                                      4,624
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             4,325   Trenton, New Jersey, Parking Authority, Parking
                                                                  Revenue Bonds, DRIVERS, Series 221, 8.56%
                                                                  due 4/01/2010 (b)(e)(f)                                     5,616
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             4,740   University of Medicine and Dentistry, New Jersey,
                                                                  Revenue Bonds, Series A, 5.50% due 12/01/2027 (a)           5,030
                              -----------------------------------------------------------------------------------------------------
                              NR*         Aaa            17,135   West Deptford Township, New Jersey, GO, 5.625%
                                                                  due 9/01/2010 (e)                                          19,362
                              -----------------------------------------------------------------------------------------------------
                                                                  West Orange, New Jersey, Board of Education, COP (d):
                              NR*         Aaa             2,040         5.75% due 10/01/2014                                  2,289
                              NR*         Aaa             3,615         6% due 10/01/2024                                     4,056
===================================================================================================================================
Puerto Rico--9.2%
-----------------------------------------------------------------------------------------------------------------------------------
                              AAA         Aaa             4,500   Puerto Rico Commonwealth Highway and Transportation
                                                                  Authority, Transportation Revenue Refunding Bonds,
                                                                  Series J, 5% due 7/01/2029 (d)                              4,556
                              -----------------------------------------------------------------------------------------------------
                                                                  Puerto Rico Electric Power Authority, Power Revenue
                                                                  Bonds:
                              AAA         Aaa            10,000         Series HH, 5.25% due 7/01/2029 (c)                   10,315
                              AAA         Aaa             2,355         Series X, 5.50% due 7/01/2025 (d)                     2,410
                              -----------------------------------------------------------------------------------------------------
                                                                  Puerto Rico Industrial, Tourist, Educational, Medical
                                                                  and Environmental Control Facilities Revenue Bonds,
                                                                  Series A:
                              AAA         Aaa             1,780         (Hospital Auxilio Mutuo Obligation Group),
                                                                        6.25% due 7/01/2024 (d)                               1,844
                              AA          Aa2             1,750         (Hospital de la Concepcion), 6.50%
                                                                        due 11/15/2020                                        2,009
                              -----------------------------------------------------------------------------------------------------
                              AAA         Aaa             7,120   Puerto Rico Public Finance Corporation Bonds
                                                                  (Commonwealth Appropriation Revenue), Series A, 5.50%
                                                                  due 8/01/2011 (d)(e)                                        8,041
                              -----------------------------------------------------------------------------------------------------
                                                                  Total Municipal Bonds (Cost--$498,743)--167.5%            529,513
                              =====================================================================================================


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004          9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                                         Shares
                                                         Held     Short-Term Investments                                   Value
                              =====================================================================================================
                                                            148   CMA New Jersey Municipal Money Fund (h)                $      148
                              -----------------------------------------------------------------------------------------------------
                                                                  Total Short-Term Investments (Cost--$148)--0.0%               148
                              =====================================================================================================
                              Total Investments (Cost--$498,891***)--167.5%                                                 529,661

                              Liabilities in Excess of Other Assets--(3.3%)                                                 (10,481)

                              Preferred Stock, at Redemption Value--(64.2%)                                                (203,009)
                                                                                                                         ----------
                              Net Assets Applicable to Common Stock--100.0%                                              $  316,171
                                                                                                                         ==========

+     Ratings of issues shown are unaudited.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** The cost and unrealized appreciation/depreciation of investments as of July 31, 2004, as computed for federal income tax purposes were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ............................................      $498,851
                                                                       ========
      Gross unrealized appreciation .............................      $ 31,325
      Gross unrealized depreciation .............................          (515)
                                                                       --------
      Net unrealized appreciation ...............................      $ 30,810
                                                                       ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2004.
(g)   Escrowed to maturity.
(h) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund                   (861)          $37
      --------------------------------------------------------------------------

(i) All or a portion of security held as collateral in connection with closed financial futures contracts.

      Forward interest rate swaps outstanding as of July 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                      Notional       Unrealized
                                                       Amount       Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
        7-Day Bond Market Association
        Municipal Swap Index Rate and pay
        a fixed rate of 4.385%

        Broker, J.P. Morgan Chase Bank
        Expires November 2018                         $ 4,210          $ (158)

      Receive a variable rate equal to
        7-Day Bond Market Association
        Municipal Swap Index Rate and pay
        a fixed rate of 4.625%

        Broker, J.P. Morgan Chase Bank
        Expires November 2028                         $ 8,905            (392)

      Receive a variable rate equal to
        7-Day Bond Market Association
        Municipal Swap Index Rate and pay
        a fixed rate of 4.5425%

        Broker, Morgan Stanley Capital
        Services Inc.
        Expires September 2024                        $20,000            (584)
                                                                      -------
      Total                                                           $(1,134)
                                                                      =======

      See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of July 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ....................................................            88.9%
AA/Aa ......................................................             0.4
A/A ........................................................             6.1
BBB/Baa ....................................................             4.6
--------------------------------------------------------------------------------


10      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004

Statement of Net Assets

As of July 31, 2004
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$498,743,191) .............................................                      $ 529,513,103
                       Investments in affiliated securities, at value (identified
                        cost--$147,658) .................................................                            147,658
                       Cash .............................................................                             92,119
                       Receivables:
                          Interest ......................................................    $   5,547,254
                          Dividends from affiliates .....................................              360         5,547,614
                                                                                             -------------
                       Prepaid expenses .................................................                              2,209
                                                                                                               -------------
                       Total assets .....................................................                        535,302,703
                                                                                                               -------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ...........                          1,134,173
                       Payables:
                          Securities purchased ..........................................       14,460,751
                          Investment adviser ............................................          248,279
                          Dividends to Common Stock shareholders ........................          210,662
                          Other affiliates ..............................................            3,609        14,923,301
                                                                                             -------------
                       Accrued expenses .................................................                             64,572
                                                                                                               -------------
                       Total liabilities ................................................                         16,122,046
                                                                                                               -------------
============================================================================================================================
Preferred Stock
----------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.10 per share
                        (1,360 Series A Shares, 1,360 Series B Shares, 2,400 Series C
                        Shares, 1,880 Series D Shares and 1,120 Series E Shares of
                        AMPS* authorized, issued and outstanding at $25,000 per share
                        liquidation preference) .........................................                        203,009,408
                                                                                                               -------------
============================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ............................                      $ 316,171,249
                                                                                                               =============
============================================================================================================================
Analysis of Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (21,038,614 shares
                        issued and outstanding) .........................................                      $   2,103,861
                       Paid-in capital in excess of par .................................                        316,254,529
                       Undistributed investment income--net .............................    $   5,768,803
                       Accumulated realized capital losses on investments--net ..........      (37,591,683)
                       Unrealized appreciation on investments--net ......................       29,635,739
                                                                                             -------------
                       Total accumulated losses--net ....................................                         (2,187,141)
                                                                                                               -------------
                       Total--Equivalent to $15.03 net asset value per share of Common
                        Stock (market price--$14.17) ....................................                      $ 316,171,249
                                                                                                               =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004         11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended July 31, 2004
============================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------
                       Interest .........................................................                      $  25,999,273
                       Dividends from affiliates ........................................                             36,983
                                                                                                               -------------
                       Total income .....................................................                         26,036,256
                                                                                                               -------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .........................................    $   2,883,770
                       Commission fees ..................................................          516,645
                       Accounting services ..............................................          171,242
                       Transfer agent fees ..............................................           78,548
                       Professional fees ................................................           57,444
                       Printing and shareholder reports .................................           42,737
                       Directors' fees and expenses .....................................           33,848
                       Custodian fees ...................................................           28,615
                       Listing fees .....................................................           20,800
                       Pricing fees .....................................................           17,861
                       Other ............................................................           49,895
                                                                                             -------------
                       Total expenses before waiver and reimbursement ...................        3,901,405
                       Waiver and reimbursement of expenses .............................         (273,197)
                                                                                             -------------
                       Total expenses after waiver and reimbursement ....................                          3,628,208
                                                                                                               -------------
                       Investment income--net ...........................................                         22,408,048
                                                                                                               -------------
============================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
----------------------------------------------------------------------------------------------------------------------------
                       Realized loss from:
                          Investments--net ..............................................         (535,635)
                          Futures contracts and forward interest rate swaps .............          (61,896)         (597,531)
                                                                                             -------------
                       Change in unrealized appreciation/depreciation from:
                          Investments--net ..............................................       12,680,317
                          Forward interest rate swaps ...................................       (1,134,173)       11,546,144
                                                                                             -------------------------------
                       Total realized and unrealized gain--net ..........................                         10,948,613
                                                                                                               -------------
============================================================================================================================
Dividends to Preferred Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................                         (1,745,502)
                                                                                                               -------------
                       Net Increase in Net Assets Resulting from Operations .............                      $  31,611,159
                                                                                                               =============

      See Notes to Financial Statements.


12      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004

Statements of Changes in Net Assets

                                                                                                    For the Year Ended
                                                                                                         July 31,
                                                                                             -------------------------------
Increase (Decrease) in Net Assets:                                                                2004              2003
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................    $  22,408,048     $  22,643,163
                       Realized loss on investments--net ................................         (597,531)       (1,721,743)
                       Change in unrealized appreciation/depreciation on investments--net       11,546,144        (9,536,846)
                       Dividends to Preferred Stock shareholders ........................       (1,745,502)       (1,964,923)
                                                                                             -------------------------------
                       Net increase in net assets resulting from operations .............       31,611,159         9,419,651
                                                                                             -------------------------------
============================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................      (19,565,910)      (18,808,521)
                                                                                             -------------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Stock shareholders ..............................................      (19,565,910)      (18,808,521)
                                                                                             -------------------------------
============================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to Common Stock       12,045,249        (9,388,870)
                       Beginning of year ................................................      304,126,000       313,514,870
                                                                                             -------------------------------
                       End of year* .....................................................    $ 316,171,249     $ 304,126,000
                                                                                             ===============================
                          * Undistributed investment income--net ........................    $   5,768,803     $   4,671,930
                                                                                             ===============================

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004         13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                             For the Year Ended July 31,
                                                                   --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2004         2003         2002        2001+++        2000+++
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ......   $  14.46     $  14.90     $  14.54     $  13.14       $  14.47
                                                                   --------------------------------------------------------------
                       Investment income--net ..................       1.07+        1.08+        1.06+        1.08           1.07
                       Realized and unrealized gain (loss)
                        on investments--net ....................        .51         (.54)         .31         1.39          (1.27)
                       Dividends and distributions to
                        Preferred Stock shareholders:
                          Investment income--net ...............       (.08)        (.09)        (.15)        (.34)          (.35)
                        Capital write-off resulting from
                         issuance of Preferred Stock ...........         --           --           --           --@            --
                                                                   --------------------------------------------------------------
                       Total from investment operations ........       1.50          .45         1.22         2.13           (.55)
                                                                   --------------------------------------------------------------
                       Less dividends to Common Stock
                        shareholders from investment
                        income--net ............................       (.93)        (.89)        (.86)        (.73)          (.78)
                                                                   --------------------------------------------------------------
                       Capital write-off resulting from
                        issuance of Common Stock ...............         --           --           --           --@            --
                                                                   --------------------------------------------------------------
                       Net asset value, end of year ............   $  15.03     $  14.46     $  14.90     $  14.54       $  13.14
                                                                   ==============================================================
                       Market price per share, end of year .....   $  14.17     $  13.59     $  14.24     $  12.64       $11.6875
                                                                   ==============================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                       Based on market price per share .........      11.24%        1.61%       20.01%       14.60%         (7.13%)
                                                                   ==============================================================
                       Based on net asset value per share ......      10.90%        3.32%        9.16%       17.26%         (3.04%)
                                                                   ==============================================================
=================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
---------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses** ..............       1.13%        1.15%        1.19%        1.18%          1.27%
                                                                   ==============================================================
                       Total expenses, net of waiver and
                        reimbursement** ........................       1.13%        1.15%        1.22%        1.18%          1.55%
                                                                   ==============================================================
                       Total expenses** ........................       1.21%        1.23%        1.29%        1.29%          1.67%
                                                                   ==============================================================
                       Total investment income--net** ..........       6.97%        7.05%        7.32%        7.72%          8.52%
                                                                   ==============================================================
                       Amount of dividends to Preferred
                        Stock shareholders .....................        .54%         .61%        1.00%        2.43%          2.96%
                                                                   ==============================================================
                       Investment income--net, to Common
                        Stock shareholders .....................       6.43%        6.44%        6.32%        5.29%          5.56%
                                                                   ==============================================================
=================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
---------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses ................        .69%         .71%         .72%         .69%           .72%
                                                                   ==============================================================
                       Total expenses, net of waiver and
                        reimbursement ..........................        .69%         .71%         .73%         .69%           .88%
                                                                   ==============================================================
                       Total expenses ..........................        .74%         .75%         .78%         .76%           .94%
                                                                   ==============================================================
                       Total investment income--net ............       4.26%        4.32%        4.40%        4.53%          4.81%
                                                                   ==============================================================


14      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004

Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.                              For the Year Ended July 31,
                                                                   --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2004         2003         2002        2001+++        2000+++
=================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
---------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock
                        shareholders ...........................        .86%         .97%        1.51%        3.46%          3.84%
                                                                   ==============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common
                        Stock, end of year (in thousands) ......   $316,171     $304,126     $313,515     $305,913       $234,135
                                                                   ==============================================================
                       Preferred Stock outstanding, end
                        of year (in thousands) .................   $203,000     $203,000     $203,000     $203,000       $175,000
                                                                   ==============================================================
                       Portfolio turnover ......................       8.53%       28.89%       20.05%       55.60%        100.11%
                                                                   ==============================================================
=================================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ...............   $  2,557     $  2,498     $  2,544     $  2,507       $  2,338
                                                                   ==============================================================
=================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
---------------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net ........   $    206     $    233     $    356     $    830       $    896
                                                                   ==============================================================
                       Series B--Investment income--net ........   $    210     $    240     $    381     $    872       $    898
                                                                   ==============================================================
                       Series C--Investment income--net ........   $    235     $    247     $    389     $    871       $    439
                                                                   ==============================================================
                       Series D--Investment income--net ........   $    210     $    240     $    363     $    901       $    418
                                                                   ==============================================================
                       Series E--Investment income--net ........   $    197     $    247     $    393     $    310             --
                                                                   ==============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++    The Fund's Preferred Stock was issued on October 19, 1998 (Series A and
      B), March 6, 2000 (Series C and D) and March 5, 2001 (Series E).
+++ Certain prior year amounts have been reclassified to conform to current year presentation.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004         15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


16      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $237 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to taxable ordinary income dividends received for tax purposes. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the year ended July 31, 2004, FAM earned fees of $2,883,770, of which $233,277 was waived. For the year ended July 31, 2004, FAM reimbursed the Fund in the amount of $39,920.

For the year ended July 31, 2004, the Fund reimbursed FAM $11,289 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2004 were $60,990,600 and $43,674,306, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2004 were as follows: Series A, .70%; Series B, 1.00%; Series C, 1.05%; Series D, 1.00% and Series E, .90%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended July 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $271,463 as commissions.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004         17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.079000 per share on August 30, 2004 to shareholders of record on August 16, 2004.

The tax character of distributions paid during the fiscal years ended July 31, 2004 and July 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                  7/31/2004           7/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income ...................         $21,311,412         $20,773,444
                                                 -------------------------------
Total distributions ....................         $21,311,412         $20,773,444
                                                 ===============================

As of July 31, 2004, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  5,729,012
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           5,729,012
Capital loss carryforward ...............................         (33,729,752)*
Unrealized gains--net ...................................          25,813,599**
                                                                 ------------
Total accumulated losses--net ...........................        $ (2,187,141)
                                                                 ============

* On July 31, 2004, the Fund had a net capital loss carryforward of $33,729,752, of which $2,713,832 expires in 2006, $2,188,055 expires in
      2007, $1,794,104 expires in 2008, $26,797,867 expires in 2009 and $235,894 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors,
MuniHoldings New Jersey Insured Fund, Inc.

We have audited the accompanying statement of net assets of MuniHoldings New Jersey Insured Fund, Inc., including the schedule of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings New Jersey Insured Fund, Inc. at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 10, 2004


18      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004

Automatic Dividend Reinvestment Plan (unaudited)

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004         19

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan (unaudited) (concluded)

of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


20      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   125 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             160 Portfolios
            08543-9011     Director     and      ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                     1998 to  (Americas Region) of MLIM from 2000 to 2002;
                                        present  Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors)
                                                 from 1983 to 2002; President of FAM Distributors, Inc.
                                                 ("FAMD") from 1986 to 2002 and Director thereof from
                                                 1991 to 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services") from 1993
                                                 to 2002; President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services, Inc.
                                                 since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1998 to  Professor Emeritus of Finance, School of Business,    49 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     49 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 63                              International Consultant, Urban Institute,
                                                 Washington D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1998 to  Professor, Harvard Business School since 1989;        49 Funds        Newell Rub-
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School     49 Portfolios   bermaid Inc.
            08543-9095                           of Management, Northwestern University from
            Age: 52                              1985 to 1989; Associate Professor, Graduate School
                                                 of Business Administration, University of Michigan
                                                 from 1979 to 1985.
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Director     1998 to  Founder and currently Director Emeritus of the        49 Funds        None
Ryan        Princeton, NJ               present  Boston University Center for the Advancement of       49 Portfolios
            08543-9095                           Ethics and Character and Director thereof from 1989
            Age: 71                              to 1999; Professor from 1982 to 1999 and currently
                                                 Professor Emeritus of Education at Boston
                                                 University; formerly on the teaching faculties of
                                                 The University of Chicago, Stanford University and
                                                 Ohio State University.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to May,    49 Funds        None
Suddarth    Princeton, NJ               present  2001; Foreign Service Officer, United States Foreign  49 Portfolios
            08543-9095                           Service from 1961 to 1995; Career Minister thereof
            Age: 68                              from 1989 to1995; Deputy Inspector General, U.S.
                                                 Department of State from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of Jordan
                                                 from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1998 to  Professor of Finance since 1984, Dean from 1984       49 Funds        Bowne &
West        Princeton, NJ               present  to 1993 and currently Dean Emeritus, Leonard N.       49 Portfolios   Co., Inc.;
            08543-9095                           Stern School of Business Administration, New York                     Vornado
            Age: 66                              University from 1994 to present; Professor of                         Realty Trust;
                                                 Finance thereof from 1982 to 1994.                                    Vornado
                                                                                                                       Operating
                                                                                                                       Company;
                                                                                                                       Alexander's,
                                                                                                                       Inc.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004         21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        49 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential Insurance  49 Portfolios
            08543-9095                           Company of America from 1988 to 1994; former
            Age: 69                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 44        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000 and Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Theodore    P.O. Box 9011  Vice         1998 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
R. Jaeckel  Princeton, NJ  President    present  Vice President of MLIM from 1994 to 2000.
Jr.         08543-9011
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM from
Gillespie   Princeton, NJ               present  2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998.
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MUJ


22      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dividend Policy (unaudited)

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniHoldings New Jersey Insured Fund, Inc. during its taxable year ended July 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JULY 31, 2004         23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniHoldings New Jersey Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniHoldings New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                #HOLDNJ2 -- 7/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -             Fiscal Year Ending July 31, 2004 - $31,500
                                      Fiscal Year Ending July 31, 2003 - $30,550

         (b) Audit-Related Fees -     Fiscal Year Ending July 31, 2004 - $3,000
                                      Fiscal Year Ending July 31, 2003 - $3,000

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -               Fiscal Year Ending July 31, 2004 - $5,200
                                      Fiscal Year Ending July 31, 2003 - $5,000

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -         Fiscal Year Ending July 31, 2004 - $0
                                      Fiscal Year Ending July 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending July 31, 2004 - $8,200
             Fiscal Year Ending July 31, 2003 - $8,000

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Charles C. Reilly (retired as of December 31, 2003)
         Kevin A. Ryan
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniHoldings New Jersey Insured Fund, Inc.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            MuniHoldings New Jersey Insured Fund, Inc.

        Date: September 17, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            MuniHoldings New Jersey Insured Fund, Inc.

        Date: September 17, 2004


        By: /s/ Donald C. Burke
            ----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniHoldings New Jersey Insured Fund, Inc.

        Date: September 17, 2004